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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 2000


                           Westbury Metals Group, Inc.
                   -------------------------------------------
               (Exact name of registrant as specified in charter)



     New York                   033-42408                      11-3023099
     --------                   ---------                      ----------
    (State of                  (Commission                   (IRS Employer
   Organization)               File Number)                Identification No.)


750 Shames Drive
Westbury, New York                                                11590
----------------------------------------                          -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (516) 997-8333
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable




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Item 5. Other Events

Filing of Financial Reports

     On December 11, 2000, the Company issued a press release announcing that it now expects a further delay in filing its financial reports for the year ended June 30, 2000 and its restated financial reports for its fiscal quarters ended December 31, 1999 and March 31, 2000 until mid January 2001. The Company had previously reported that these financial reports would be filed by December 11, 2000.

     This further delay in filing its financial reports with the Securities and Exchange Commission is a result of a determination by the Company that it is necessary to change its inventory valuation method for its unrefined precious metals inventories from the market valuation method currently being used to lower of cost or market. The Company and its auditors have been researching and reviewing the applicable accounting rules in order to determine the Company's eligibility to continue the practice of using the market value method for all of its precious metals inventories. After extensive research and a review of the comments made by the Securities and Exchange Commission at its December 4th annual national conference, which specifically addressed this issue, the Company and its auditors have determined that the lower of cost or market valuation method for the Company's unrefined precious metals inventories is the appropriate valuation method. This change will entail an audit of the Company's financial reports by its independent auditors using the lower of cost or market valuation method, which will commence on December 12, 2000. Consequently, the Company has revised its timetable for filing its financial reports for the year ended June 30, 2000 and its restated financial reports for its fiscal quarters ended December 31, 1999 and March 31, 2000 until mid January 2001.

     A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (a)    Financial Statements of Business Acquired.

               Not applicable.

        (b)    Unaudited Pro Forma Combined Financial Information.

               Not applicable.

        (c)    Exhibits.

                99.1    Press Release of the Company, dated December 11, 2000.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Westbury Metals Group, Inc.

                           By:    /s/ Mandel Sherman
                           -----------------------------------------------
                                      Mandel Sherman
                                      Chief Executive Officer


Date: December 12, 2000